Other Non-Current Assets - Summary of Other Non-current Assets (Detail) ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Other Assets, Noncurrent [Abstract]
Prepayments for property, equipment and software	¥ 26,278	$ 3,923	¥ 19,968
Long-term deposits	2,428	363	1,619
Others	744	111	0
Total other non-current assets	¥ 29,450	$ 4,397	¥ 21,587